UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2010

VaxGen, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-26483	94-3236309
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

379 Oyster Point Boulevard, Suite 10, South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1000

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 14, 2010, VaxGen announced that it had signed a nonbinding Summary of Terms with diaDexus, Inc. in connection with the proposed acquisition of diaDexus, Inc., a privately held biotechnology company based in South San Francisco, California. In connection with the execution of the Summary of Terms, VaxGen and diaDexus also signed a binding agreement whereby each party agreed to negotiate exclusively with the other in connection with any potential acquisition transaction. A copy of the press release announcing the signing of the Summary of Terms is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 14, 2010, announcing VaxGen’s proposed acquisition of diaDexus, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAXGEN, INC.

	By:	/s/ James P. Panek

James P. Panek President
Date: April 14, 2010

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated April 14, 2010, announcing VaxGen’s proposed acquisition of diaDexus, Inc.